Earnings per Share	12 Months Ended
Apr. 30, 2020
Earnings Per Share [Abstract]
Earnings per Share
17.	Earnings per Share

The Company calculates the basic and diluted income per common share using the weighted average number of common shares outstanding during each period and the diluted income per share assumes that the outstanding vested stock options and share purchase warrants had been exercised at the beginning of the year.

The denominator for the calculation of income per share, being the weighted average number of common shares, is calculated as follows as 49,646,851 shares for 2020 and 2019 (2018 – 49,220,824). As at April 30, 2020 and April 30, 2019, all stock options and warrants outstanding were excluded from dilutive weighted average shares outstanding as they were anti-dilutive.